TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Legg Mason Partners Investors Value (the “Fund”)
Supplement dated July 12, 2007 to the Prospectuses dated March 1, 2007, as previously supplemented
The following supplements, amends and replaces certain information in the Fund’s Prospectus, under the section “Portfolio Managers:”
     Dmitry Khaykin has been added as a portfolio manager of the fund, replacing Mark J. McAllister.
     Mr. Khaykin, Managing Director and Portfolio Manager, joined ClearBridge (or its predecessor firms) in 2003. Prior to joining ClearBridge, he was a research analyst specializing in the telecommunications sector at Gabelli & Company, Inc., and an associate in the risk management division of Morgan Stanley & Co. He has over 11 years of investment industry experience in the management and analysis of U.S. equities. Mr. Khaykin has a B.A. in computer science from New York University and an M.B.A. in finance and accounting from the Wharton School at the University of Pennsylvania.
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Investors Should Retain This Supplement for Future Use